UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (earliest event reported):          November 30, 2007

EMRISE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10346	77-0226211
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification No.)

9485 Haven Avenue, Suite 100

Rancho Cucamonga, California 91730

(Address of principal executive offices) (Zip code)

(909) 987-9220

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01.              Entry Into a Material Definitive Agreement.

On November 30, 2007, EMRISE Corporation (the “Company”) and its subsidiaries, EMRISE Electronics Corporation, CXR Larus Corporation and RO Associates Incorporated (collectively, the “Borrowers”) entered into a Credit Agreement (the “Credit Agreement”) with GVEC Resource IV Inc. (the “Lender”), an affiliate of Private Equity Management Group (“PEM Group”), providing for a three year credit facility in the aggregate amount $23,000,000 (the “Credit Facility”).

Credit Agreement

The Credit Facility consists of (i) a one year revolving credit facility for up to $7,000,000 that may be extended for up to three years (the “Revolver”), (ii) a three year term loan in an outstanding principal amount of $6,000,000 which was fully funded on November 30, 2007 (the “Term Loan A”); and (iii) a three year term loan in the amount of $10,000,000 to be used solely for possible acquisitions to be made within 18 months of November 30, 2007 (the “Term Loan B,” and together with the Term Loan A, the “Term Loans”).  Proceeds from the Revolver and the Term Loan A will be used to repay existing institutional debt and to fund working capital.

The Revolver is formula-based which generally provides that the outstanding borrowings under the line of credit may not exceed an aggregate of 85% of eligible accounts receivable, plus 10% of the value of eligible raw materials not to exceed $600,000, plus 50% of the value of eligible finished goods inventory not to exceed $1,500,000, minus the aggregate amount of reserves that may be established by the Lender.

Interest on the revolver is payable monthly.  The interest rate is variable and is adjusted monthly based on prime rate as published in the “Money Rates” column of the Wall Street Journal (the “Base Rate”) plus 1.25%, subject to a minimum rate of 9.5%.  The Revolver is subject to various financial covenants on a consolidated basis including the following: EBITDA, measured on a fiscal quarter-end basis, must not be less than the scheduled amount for each specified period; the debt service coverage ratio, measured quarterly, must be greater than the lesser of the scheduled amount for each specific period or 1.10:1.00; the leverage ratio, measured quarterly, must not be greater than 1.25:1.00; and the Company must not incur capital expenditures in any fiscal year in excess of $500,000.

The Term Loans bear interest at the Base Rate plus 4.25%, subject to a minimum rate of 12.5%, and require interest only payments in the first year, scheduled principal plus interest payments in years two and three, and a final balloon payment at the end of year three.  Interest on the Term Loans is payable monthly.  The Borrowers may make full or partial prepayment of the Term Loans provided that any such prepayment is accompanied by the applicable prepayment premium discussed below.

Upon the sale or disposition by Borrowers or any of their subsidiaries of property or assets, the Borrowers may be obligated to prepay the Revolver and the Term Loans with the net cash proceeds received in connection with such sales or dispositions to the extent that the aggregate amount of net cash proceeds received, and not paid to the Lender as a prepayment, for all such sales or dispositions exceed $150,000 in any fiscal year.

In the event of a default and continuation of a default, the Lender may accelerate the payment of the principal balance requiring the Company to pay the entire indebtedness outstanding on that date.  Upon the occurrence and during the continuation of an event of default, the Lender may also elect to increase the interest rate applicable to the outstanding balance by four percentage points above the per annum interest rate that would otherwise be applicable.

A copy of the Credit Agreement is filed as Exhibit 10.1 to this Report and is incorporated herein by this reference. The description of the Credit Agreement in this Report is qualified in its entirety by the terms of the Credit Agreement.

Fee Letter

In connection with entering into the Credit Agreement, the Borrowers executed a Fee Letter dated November 30, 2007 (“Fee Letter”) pursuant to which the Borrowers paid PEM Group an advisory fee of $862,500.  The Borrowers have also paid all reasonable legal fees, costs and expenses of counsel to the Lender and all out-of-pocket expenses associated with the transaction.  Upon the Borrowers election to renew the term of the Revolver as permitted in the Credit Agreement, the Borrowers must pay PEM Group a fee of $70,000.

Pursuant to the terms of the Fee Letter, if the Lender terminates the credit facility during a default period or if the Company prepays the Revolver or the Term Loans as described above, the Company will be subject to penalties as follows: if the termination or prepayment occurs during the one year period after November 30, 2007, the penalty is equal to 3% of the outstanding principal balance of the Revolver and the Term Loans; if the termination or prepayment occurs during second year after November 30, 2007, the penalty is equal to 2% of the outstanding principal balance of the Revolver and the Term Loans.  The Revolver and the Term Loan B are subject to an unused line fee of 0.5% per annum, payable monthly, on any unused portion of the revolving credit facility and the loan, respectively.  All fees due pursuant to the Fee Letter are payable monthly, in the manner set forth in the Credit Agreement.

Security Agreement, Patent Security Agreement and Trademark Security Agreement

In connection with entering into the Credit Agreement, the Borrowers and the Lender entered in to a Security Agreement dated November 30, 2007.  Also in connection with the Credit Agreement, the Company, RO Associates Incorporated and the Lender entered into a Patent Security Agreement dated November 30, 2007, and the Company, RO Associates Incorporated, Emrise Electronics Corporation and the Lender entered into a Trademark Security Agreement dated November 30, 2007 (the Security Agreement, the Patent Security Agreement and the Trademark Security Agreement shall be referred to collectively as the “Security Agreements”).

Pursuant to the terms of the Security Agreements, the Credit Facility is secured by a perfected first priority lien on all the assets of the Borrowers (subject to customary exceptions).  Pursuant to the terms of the Security Agreements, and to secure payment of the indebtedness of

Borrowers under the Credit Facility, the Borrowers irrevocably pledged and assigned to, and granted the Lender a continuing security interest in all the personal property of the Borrowers including the Borrowers’ interest in any deposit accounts, the stock of each of the Borrowers’ subsidiaries, the intellectual property owned by each of the Borrowers, and the proceeds of the intellectual property owned by each of the Borrowers.  If  an event of default, as defined in the Credit and Agreement, occurs, the Lender may, at its option, exercise any or all remedies available under the Security Agreements with respect to the collateral.

A copy of the Security Agreement, the Patent Security Agreement and the Trademark Security Agreement are filed as Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, to this Report and are incorporated herein by this reference. The description of the Security Agreements in this Report is qualified in its entirety by the terms of the Security Agreements.

Revolving Notes

In connection with entering into the Credit Agreement, the Borrowers issued a Revolver Loan Note dated November 30, 2007 (the “Revolver Note”) to the Lender in the principal amount of $7,000,000.  The Revolver Note is governed by the terms of the Credit Agreement.

A copy of the Revolver Note is filed as Exhibit 10.5 to this Report and is incorporated herein by this reference. The description of the Revolver Note in this Report is qualified in its entirety by the terms of the Revolver Note.

Term Notes

In connection with entering into the Credit Agreement, the Borrowers issued to the Lender a Term Loan A Note dated November 30, 2007 in the principal amount of $6,000,000 and a Term Loan B Note dated November 30, 2007 in the principal amount of $10,000,000 (collectively, the “Term Notes”).  The Term Notes are governed by the terms of the Credit Agreement.

A copy of the Term Notes are filed as Exhibit 10.6 and Exhibit 10.7 to this Report and are incorporated herein by this reference. The description of the Term Notes in this Report is qualified in its entirety by the terms of the Term Notes.

Warrant

As described in Item 3.02 of this Report, the Company issued a Warrant to purchase 2,909,090 shares of its Common Stock on November 30, 2007.  The disclosures regarding the Warrant are incorporated by reference into this Item 1.01.

Foreign Subsidiary Guaranty Agreements, Share Pledge Agreements and Security Agreements

On November 30, 2007, in connection with the Borrowers entering in to the Credit Agreement, certain of the Borrowers’ foreign subsidiaries entered into a Guaranty with the Lender (the “Guaranty Agreements”) pursuant to which each guarantor unconditionally, absolutely and irrevocably guaranteed to the Lender, and each guarantor is jointly and severally liable for, (i) the due and punctual payment of all obligations of the Borrowers pursuant to the terms of the Credit Agreement and (ii) the due and punctual performance of all covenants and obligations owing to the Lenders.  Pursuant to the terms of the Guaranty Agreements, if the guaranteed obligations are not punctually paid when due, the guarantors are obligated to pay the amount due on the guaranteed obligations.

In connection with the Credit Agreement, and to secure the performance of the Borrowers’ obligations under the Credit Agreement, Emrise Electronics Ltd., XCEL Power Systems, Ltd. Pascall Electronic (Holdings) Limited, Pascall Electronics Limited, Belix Would Components Ltd. and The Belix Company Ltd. (collectively, the “UK Subsidiaries”) entered into a Composite Debenture (“Composite Debenture”) with the Lender, dated November 30, 2007, pursuant to which the UK Subsidiaries irrevocably pledged and assigned to, and granted the Lender a continuing first priority security interest in all the personal property of the UK Subsidiaries including the ownership interest of Emrise Electronics Ltd. in the shares of the other UK Subsidiaries and the intellectual property owned by each of the UK Subsidiaries.

Also in connection with the Credit Agreement, Emrise Electronics Corporation and the Lender entered into a Share Charge dated November 30, 2007 (“Share Charge”), pursuant to which it pledged its interest in the shares of its wholly owned subsidiary, Emrise Electronics Ltd., to the Lender as a continuing security to secure the performance of the Borrowers’ obligations under the Credit Agreement.

In connection with the Credit Agreement, and to secure the performance of the Borrowers’ obligations under the Credit Agreement, the Lender and CXR Anderson Jacobson, SAS (the “French Subsidiary”) entered into a Convention de Nantissement de fonds de commerce dated November 30, 2007 (the “Going Concern Pledge”) pursuant to which the French Subsidiary irrevocably pledged and assigned to, and granted the Lender a continuing first priority security interest in all the personal property of the French Subsidiary including its intellectual property.

Also in connection with the Credit Agreement, the Company and Lender entered in to a Agreement For The Pledge Of Account Of Financial Instruments Relating To Shares Of CXR Anderson Jacobson SAS dated November 30, 2007 (the “French Share Pledge”) pursuant to which the Company pledged its interest in the shares of its wholly-owned subsidiary, CXR Anderson Jacobson SAS, to the Lender as a continuing security to secure the performance of the Borrowers’ obligations under the Credit Agreement.

A copy of the three Guaranty Agreements, Composite Debenture, the Share Charge, the Going Concern Pledge and the French Share Pledge (collectively, the “Foreign Subsidiary Agreements”) are filed as Exhibit 10.10 through Exhibit 10.16 to this Report and are incorporated herein by this reference.  An English translation of the Going Concern Pledge is filed as Exhibit 10.17 to this Report.  The description of the Foreign Subsidiary Agreements in this Report is qualified in its entirety by the terms of each of the Foreign Subsidiary Agreements.

Item 1.02.                                          Termination of a Material Definitive Agreement.

Our financing arrangements with Wells Fargo Bank, National Association (“Wells Fargo”), acting through its Wells Fargo Business Credit operating division, pursuant to the Credit and Security Agreement between Wells Fargo and the Borrowers dated December 1,

2006, were terminated on November 30, 2007 and all the Borrowers’ debt to Wells Fargo was paid in full in connection with the funding of the new credit facility described in Item 1.01 of this Report.  In connection with terminating our financing arrangement prior to maturity, we paid a termination fee of $128,119.88 to Wells Fargo.  The material terms of the Wells Fargo credit facility are described in the Company’s Current Report on Form 8-K filed on December 7, 2006 and are incorporated herein by reference.

Our financing arrangements with IFN Finance were terminated on November 30, 2007 and all debt owed to IFN Finance was paid in full in connection with the funding of the new credit facility described in Item 1.01 of this Report.  In connection with terminating our financing arrangements, we paid a termination fee of approximately €8,000.00 to IFN Finance.  The material terms of the IFN Finance credit facility are described in the Company’s Annual Report on Form 10-K filed on April 2, 2007 and are incorporated herein by reference.

Our financing arrangements with Lloyds TSB Commercial Finance Limited (“Lloyds Commercial”) were terminated on November 30, 2007 and all debt owed to Lloyds Commercial was paid in full in connection with the funding of the new credit facility described in Item 1.01 of this Report.  In connection with terminating our financing arrangements, we paid a termination fee of ₤5,179.50 to Lloyds Commercial.  The material terms of the Lloyds Commercial credit facility are described in the Company’s Annual Report on Form 10-K filed on April 2, 2007 and are incorporated herein by reference.

Our financing arrangements with Lloyds TSB Bank PLC (“Lloyds PLC”) were terminated on November 30, 2007 and all debt owed to Lloyds PLC was paid in full in connection with the funding of the new credit facility described in Item 1.01 of this Report.  The material terms of the Lloyds PLC credit facility are described in the Company’s Annual Report on Form 10-K filed on April 2, 2007 and are incorporated herein by reference.

Item 2.03.                                          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described in Item 1.01 of this Report, the Company entered in to a new credit facility when it executed the Credit Agreement on November 30, 2007. The disclosures regarding the new facility are incorporated by reference into this Item 2.03.

Item 3.02.                                          Unregistered Sales of Equity Securities.

In connection with entering in to the Credit Agreement and in consideration of the services performed by the PEM Group, the Company issued to Private Equity Management Group LLC, an affiliate of PEM Group, a seven year warrant to purchase 2,909,090 shares of the Company’s common stock at an exercise price of $1.10 per share.  The warrant holder received piggy-back registration rights with respect to the shares of common stock underlying the warrant.  The warrant is exercisable for cash, except that if there is no effective registration statement registering for resale the shares underlying the warrants available after November 30, 2008, then the warrant may be exercised on a cashless basis.  The warrant includes standard minority investor rights, including but not limited to anti-dilution rights.

A copy of the Warrant is filed as Exhibit 10.8 to this Report and is incorporated herein by this reference. The description of the Warrant in this Report is qualified in its entirety by the terms of the Warrant.

Item 9.01                                             Financial Statements and Exhibits

(d)                                 Exhibits:

Exhibit No	Description
10.1	Credit Agreement by and among EMRISE Corporation, EMRISE Electronics Corporation, CXR Larus Corporation and RO Associates and GVEC Resource IV Inc dated November 30, 2007.
10.2	Security Agreement between EMRISE Corporation, Emrise Electronics Corporation, CXR Larus Corporation and RO Associates Incorporated and GVEC Resource IV Inc dated November 30, 2007.
10.3	Patent Security Agreement between EMRISE Corporation, RO Associates Incorporated and GVEC Resource IV Inc dated November 30, 2007.
10.4	Trademark Security Agreement between EMRISE Corporation, EMRISE Electronics Corporation and RO Associates Incorporated and GVEC Resource IV Inc dated November 30, 2007.
10.5	Revolver Loan Note dated November 30, 2007 executed by EMRISE Corporation, Emrise Electronics Corporation, CXR Larus Corporation and RO Associates Incorporated in favor of GVEC Resource IV Inc.
10.6	Term Loan A Note dated November 30, 2007 executed by EMRISE Corporation, Emrise Electronics Corporation, CXR Larus Corporation and RO Associates Incorporated in favor of GVEC Resource IV Inc.
10.7	Term Loan B Note dated November 30, 2007 executed by EMRISE Corporation, Emrise Electronics Corporation, CXR Larus Corporation and RO Associates Incorporated in favor of GVEC Resource IV Inc.
10.8	Warrant issued to Private Equity Management Group LLC dated November 30, 2007.
10.10	Guaranty dated November 30, 2007 by and between XCEL Japan Ltd. and GVEC Resource IV Inc.

10.11

Guaranty dated November 30, 2007 by and among Emrise Electronics Ltd., XCEL Power Systems, Ltd. Pascall Electronic (Holdings) Limited, Pascall Electronics Limited, Belix Would Components Ltd. and The Belix Company Ltd. and GVEC Resource IV Inc.

10.12

Composite Debenture dated November 30, 2007 by and among Emrise Electronics Ltd., XCEL Power Systems, Ltd. Pascall Electronic (Holdings) Limited, Pascall Electronics Limited, Belix Would Components Ltd. and The Belix Company Ltd. and GVEC Resource IV Inc.

10.13	Share Charge dated November 30, 2007 by and between Emrise Electronics Corporation and GVEC Resource IV Inc.
10.14	Guaranty dated November 30, 2007 by and between CXR Anderson Jacobson, SAS and GVEC Resource IV Inc.
10.15	Agreement For The Pledge Of Account Of Financial Instruments Relating To Shares Of CXR Anderson Jacobson SAS dated November 30, 2007 by and between Emrise Corporation and GVEC Resource IV Inc.
10.16	Convention de Nantissement de fonds de commerce dated November 30, 2007 by and between CXR Anderson Jacobson, SAS and GVEC Resource IV Inc.
10.17

Going Concern Pledge (English Translation of Convention de Nantissement de fonds de commerce dated November 30, 2007 by and between CXR Anderson Jacobson, SAS and GVEC Resource IV Inc. filed as Exhibit 10.16 to this Report.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMRISE CORPORATION

Dated: December 6, 2007	By:	/s/ D. JOHN DONOVAN
D. John Donovan, Vice President of Finance and Administration (principal financial officer)

INDEX TO EXHIBITS ATTACHED TO THIS REPORT

Exhibit No.	Description
10.1	Credit Agreement by and among EMRISE Corporation, EMRISE Electronics Corporation, CXR Larus Corporation and RO Associates and GVEC Resource IV Inc dated November 30, 2007.
10.2	Security Agreement between EMRISE Corporation, Emrise Electronics Corporation, CXR Larus Corporation and RO Associates Incorporated and GVEC Resource IV Inc dated November 30, 2007.
10.3	Patent Security Agreement between EMRISE Corporation, RO Associates Incorporated and GVEC Resource IV Inc dated November 30, 2007.
10.4	Trademark Security Agreement between EMRISE Corporation, EMRISE Electronics Corporation and RO Associates Incorporated and GVEC Resource IV Inc dated November 30, 2007.
10.5	Revolver Loan Note dated November 30, 2007 executed by EMRISE Corporation, Emrise Electronics Corporation, CXR Larus Corporation and RO Associates Incorporated in favor of GVEC Resource IV Inc.
10.6	Term Loan A Note dated November 30, 2007 executed by EMRISE Corporation, Emrise Electronics Corporation, CXR Larus Corporation and RO Associates Incorporated in favor of GVEC Resource IV Inc.
10.7	Term Loan B Note dated November 30, 2007 executed by EMRISE Corporation, Emrise Electronics Corporation, CXR Larus Corporation and RO Associates Incorporated in favor of GVEC Resource IV Inc.
10.8	Warrant issued to Private Equity Management Group LLC dated November 30, 2007.
10.10	Guaranty dated November 30, 2007 by and between XCEL Japan Ltd. and GVEC Resource IV Inc.
10.11

Guaranty dated November 30, 2007 by and among Emrise Electronics Ltd., XCEL Power Systems, Ltd. Pascall Electronic (Holdings) Limited, Pascall Electronics Limited, Belix Would Components Ltd. and The Belix Company Ltd. and GVEC Resource IV Inc.

10.12

Composite Debenture dated November 30, 2007 by and among Emrise Electronics Ltd., XCEL Power Systems, Ltd. Pascall Electronic (Holdings) Limited, Pascall Electronics Limited, Belix Would Components Ltd. and The Belix Company Ltd. and GVEC Resource IV Inc.

10.13	Share Charge dated November 30, 2007 by and between Emrise Electronics Corporation and GVEC Resource IV Inc.
10.14	Guaranty dated November 30, 2007 by and between CXR Anderson Jacobson, SAS and GVEC Resource IV Inc.
10.15	Agreement For The Pledge Of Account Of Financial Instruments Relating To Shares Of CXR Anderson Jacobson SAS dated November 30, 2007 by and between Emrise Corporation and GVEC Resource IV Inc.
10.16	Convention de Nantissement de fonds de commerce dated November 30, 2007 by and between CXR Anderson Jacobson, SAS and GVEC Resource IV Inc.
10.17

Going Concern Pledge (English Translation of Convention de Nantissement de fonds de commerce dated November 30, 2007 by and between CXR Anderson Jacobson, SAS and GVEC Resource IV Inc. filed as Exhibit 10.16 to this Report.)